Developing next-generation immunotherapies that address cancer immune resistance KA (Nasdaq) October 2023 Exhibit 99.2

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KVA12123: VISTA blocking mAb to address immunosuppression in the TME Phase 1/2 clinical study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors Initial monotherapy data: cleared first 3 cohorts, no dose limiting toxicities, >90% VISTA receptor occupancy Preclinical Anti-CD27 agonist mAb to address exhausted T cells Cash runway into Q2 2025* 10.3 million outstanding shares (KA: Nasdaq) 4Q23: Initial monotherapy efficacy data 2Q24: Additional monotherapy safety and efficacy data 2Q24: Initial combination therapy data Innate Immunity Focused Pipeline Anticipated KVA12123 Catalysts Financial Position Kineta is developing next-generation immunotherapies that address cancer immune resistance ~$1.3 billion in potential milestone payments plus royalties on net sales Partnerships *includes $7.8M cash as of Q2 23, $3M registered direct closed 10/23, $5M Merck milestone payment received 7/23 and $22.5M PIPE financing expected to close 4/24

Immune resistance is a major challenge with current cancer therapy Next-generation cancer treatments require: Improving survival for checkpoint inhibitor (CPI) non-responders (70-80%)* Reprogramming the immune system to attack cancer Integrating innate and adaptive immune responses *Based on publicly available information Blockade and down-regulation of immune response T cells lose cancer fighting function Mechanisms of Cancer Immune Resistance Tumor cells are invisible to immune system Exhausted T cells Poor tumor immunogenicity Immuno-suppression

Kineta pipeline integrates innate and adaptive immunity to address mechanisms of cancer resistance Innate immunity Involved in early response to cancer Necessary driver for appropriate adaptive immunity Significant cause of cancer resistance Adaptive immunity Most competitor drug development is focused only on T cell adaptive immunity Innate Immunity Adaptive Immunity Dendritic cell Macrophage Mast cell Eosinophil Basophil Neutrophil Natural Killer cell Granulocytes gd T cell Natural killer T cell B cell Antibodies CD4 T cell CD8 T cell ab T cell

Kineta’s immuno-oncology pipeline aims to address the mechanisms of cancer immune resistance Drug program Discovery Pre- clinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Immuno-suppression: αVISTA mAb Indications: Advanced solid tumors (NSCLC, CRC, OC) Advanced solid tumors NSCLC, CRC, OC, RCC & SCCHN* 4Q23: Initial monotherapy efficacy data 2Q24: Additional monotherapy safety and efficacy data 2Q24: Initial combination therapy data Exhausted T-cells: αCD27 agonist mAb Indications: Advanced solid tumors Advanced solid tumors 4Q 2024: IND filing KVA12123

KVA12123 Potentially differentiated VISTA blocking immunotherapy

VISTA is a key driver of immunosuppression in the tumor microenvironment Immunosuppressive protein expressed on myeloid cells Highly expressed in cold tumors including lung, colon and ovarian cancers Correlates with poor outcomes in cancer patients Up-regulated after CPI therapy and associated with treatment failure VISTA Negative VISTA Positive Brown staining in human tumors indicates VISTA expression Melanoma patient survival by VISTA expression in tumor-infiltrating immune cells 1 VISTA expression increases in melanoma patient during pembrolizumab relapse/progression 2 References: 1. Kuklinski et al. 2018; 2. Kakavand et al. 2017

KVA12123: Potentially differentiated VISTA blocking immunotherapy Product Development stage Isotype pH Binding Single Agent Tumor Model Efficacy CRS Cytokine Release Kineta KVA12123 Phase 1 Engineered IgG1 mAb that binds to a unique epitope Binds at both physiologic pH and acidic pH in the TME Strong single agent tumor growth inhibition and in combination with PD-1 in preclinical models No CRS-associated cytokine release or neurotoxicity seen in preclinical models Hummingbird HMBD002 Phase 1 IgG4 Physiologic & acidic Moderate IL-6 Pierre Fabre WO180 Phase 1 Sensei SNS-101 Phase 1 IgG1 Acidic Weak TNFα Curis* CI-8993 Phase 1 IgG1 Physiologic Moderate TNFα, IFNγ, IL2, IL-1β Pharmabcine PMC309 IND IgG1 Physiologic & acidic Moderate IFNγ Other discovery stage programs: Apexigen, Five Prime Therapeutics/BMS Empty cells indicate no public data available *Curis announced 11/9/2022 : “Concentrating its resources to focus on and accelerate emavusertib”, the company’s lead asset and “deprioritization of other programs” (CI-8993) Kineta data and analysis on file

Blocking VISTA can reverse immunosuppression in the TME Inhibits MDSC (myeloid-derived suppressor cells) Promotes Teff function Enhances NK cell activation Enhances monocyte activation Mechanisms of Cancer Immune Resistance Exhausted T cells Poor tumor immunogenicity Immuno-suppression

Increases HLA-dependent T cell activation Reduces MDSC-mediated T cell suppression KVA12123 activates both innate and adaptive immune cells in vitro HLA-DR, CD80, CD86, CXCL10 KVA12123 Increases monocyte differentiation and activation KVA12123 KVA12123 NK dependent mechanism of action Enhances NK cell activation MDSC T cell NK cell monocyte KVA12123 KVA12123 + NK + NK Kineta poster presentation at AACR 2021

KVA12123 binds at physiologic and acidic pH Binding studies by ELISA and Octet demonstrate rapid on-rate and slow off-rate from pH 7.4 to pH 6.0 ELISA Octet Kineta data on file 0.5 0.4 0.1 0.3 0.2 0 nm 0 50 100 150 200 250 300 Time (s) 350 400 450 500 550 600 KVA12123 pH 6.0 KVA12123 pH 6.5 KVA12123 pH 7.0 KVA12123 Ph 7.4 Various pH Association and Dissociation pH 7.0 pH 6.0 pH 6.5 pH 7.4 KVA12123 Binding KVA Concentration (ng/mL) OD 450

KVA12123 demonstrates single agent tumor growth inhibition and in combination with PD-1 in preclinical models Tumor Growth Inhibition Anti-VISTA: 35-42% Anti-PD1: 42-60% Combination: 68% Colon Carcinoma Model MC38* Bladder Cancer Model MB49 T Cell Lymphoma Model EG7 hVISTA KI mice hVISTA KI mice hVISTA KI mice Bladder Cancer Model MB49* hVISTA KI mice Tumor Growth Inhibition Anti-VISTA: 40% Anti-PD1: 67% Combination: 85% Tumor Growth Inhibition Anti-VISTA: 75% Tumor Growth Inhibition Anti-VISTA: 66% *Combination therapy studies used sub-optimal doses of each agent KVA12.2a: mouse isotype equivalent of KVA12123 Kineta poster presentation at AACR 2021 and SITC 2022 Monotherapy Combination therapy Mean Tumor Volume Days post implantation Avg. Tumor Volume (mm3) Mean Tumor Volume Days post implantation Avg. Tumor Volume (mm3) Days post implantation Avg. Tumor Volume (mm3) Days post implantation Avg. Tumor Volume (mm3) Mean Tumor Volume Mean Tumor Volume

Myeloid compartment Lymphoid compartment KVA12123 drives an integrated innate and adaptive anti-tumor immune response in MB49 model (ex vivo) NK Cells in Tumor CD8+ T cell CD8+ Effector Memory T cell G-MDSC M1 TAMS cDC Kineta poster presentation at SITC 2022

KVA12123 was observed to be well-tolerated in NHP toxicology studies Kineta has completed multiple, single and repeat-dose toxicology studies in NHP with doses of KVA12123 up to 100 mg/kg (>100-fold safety margin over target human exposure) No overt clinical signs or weight loss No treatment-related adverse events No change in CRS cytokine levels (IL6 or TNFα) Well tolerated No mortality Kineta data on file

KVA12123: No CRS-associated signal in preclinical models in NHP toxicology studies as well as in human whole blood NHP Human Whole Blood TNFα TNFα IL-6 IL-6 30 mg/kg dose 100 mg/kg dose TNFα IL-6 Kineta poster presentation at SITC 2022

Clinical applications for KVA12123 are primarily focused on solid tumors with high levels of VISTA expression Brown staining in human tumors indicates VISTA expression 20x 20x 20x Normal Human Tumor Lung Colon Ovary Kineta data on file

VISTA-101: Phase 1 / 2 open-label clinical trial of KVA12123 alone and in combination with pembrolizumab in patients with advanced solid tumors Patient population: Phase 1 basket trial in patients with advanced solid tumors (up to 60 patients) Phase 2 in NSCLC, HNSCC, OC, CRC, RCC and TBD other patients Study objectives: Primary: Safety and tolerability, recommended Phase 2 dose (RP2D) or maximum tolerated dose (MTD) of KVA12123 Secondary: Pharmacokinetics, immunogenicity, tumor response in subjects with advanced solid tumors per iRECIST (ORR) Exploratory: Biomarker and receptor occupancy

KVA12123 3 mg Q2W KVA12123 10 mg Q2W KVA12123 30 mg Q2W KVA12123 100 mg Q2W KVA12123 300 mg Q2W KVA12123 1000 mg Q2W VISTA-101: Phase 1 / 2 open-label clinical trial of KVA12123 alone and in combination with pembrolizumab in patients with advanced solid tumors 1-6 patients 1-6 patients 3-6 patients 3-6 patients 3-6 patients 3-6 patients Phase 1 Dose Escalation 3-6 patients 3-6 patients 3-6 patients 3-6 patients Phase 2 Dose Expansion NSCLC SCCHN OC CRC RCC NSCLC SCCHN Monotherapy (Part A) Up to 36 patients Combination Therapy (Part B) Up to 24 patients Monotherapy (Part C) Combination Therapy (Part D) Part A RP2D Part B RP2D KVA12123 Q2W pembro 400mg Q6W KVA12123 Q2W Modified BOIN Design with Accelerated Titration KVA12123 30 mg Q2W pembro 400 mg Q6W KVA12123 100 mg Q2W pembro 400 mg Q6W KVA12123 300 mg Q2W pembro 400 mg Q6W KVA12123 1000 mg Q2W pembro 400mg Q6W

VISTA-101 Clinical trial strategy Clinical research sites Selected to provide diverse advanced solid tumor patients Merck research collaboration Clinical trial collaboration and KEYTRUDA® supply agreement Exploratory biomarkers: Receptor Occupancy (RO) Chemokine and cytokine levels in blood Immune cell populations in blood VISTA expression in tumor pre- and post-treatment Fred Hutch Cancer Center Oregon Health and Science University University of Michigan UCLA Hematology Oncology Yale Cancer Center Tennessee Oncology SCRI Clinical sites University of Pennsylvania Thomas Jefferson University SCRI Florida Cancer Specialists SCRI Sarah Cannon Research Institute (SCRI) at HealthONE Phase 1 & 2 Phase 2

VISTA-101: Safety profile, pharmacokinetics, and receptor occupancy established in first three monotherapy cohorts Patient population N=11 patients with advanced solid tumors in monotherapy dose-escalation cohorts (3, 10 or 30 mg) Patients were heavily pretreated with multiple prior lines of therapy including chemotherapy, radiation, and immunotherapy Safety Cleared first three monotherapy cohorts Well tolerated at all doses No dose limiting toxicities (DLT) were observed No evidence of CRS or proinflammatory cytokine induction (IL6 and TNFα) have been observed at any dose level Pharmacokinetics and Receptor Occupancy (RO) KVA12123 administration achieved >90% VISTA RO at the 30 mg doses Pharmacokinetic analyses demonstrated a greater than dose-proportional increase in drug exposure across all evaluated doses, consistent with target-mediated drug disposition at lower doses

22 Source: Globaldata: Epidemiology Market Size Forecast - 2027 Incident cases diagnosed (N) 8MM: US, France, Germany, Italy, Spain, UK, Japan, and urban China *Based on publicly available information (70-80%) 2.9M annual newly diagnosed patients 2.0M 70% checkpoint inhibitor non-responders* Large commercial market opportunity in potential solid tumor indications for KVA12123 in 2027 NSCLC 984K newly diagnosed patients Colorectal 1.2M newly diagnosed patients Ovarian 142K newly diagnosed patients Head and neck 243K newly diagnosed patients Renal cell carcinoma 372K newly diagnosed patients

Anti-CD27 agonist mAb immunotherapy

Anti-CD27 agonist antibodies can drive tumor growth inhibition as a monotherapy and in combination with CPIs References: 1. He et al. J. Immunol 2013 2. Turaj et al. Cancer Cell 20173. Buchan et al. Clin. Cancer Research 2018 Monotherapy CT26 Colorectal Cancer 1 Combination Therapy BCL-1 B cell lymphoma 2 Combination Therapy B16-BL6 Melanoma 3

Anti-CD27 agonist to address exhausted T cell mechanism of cancer immune resistance Exhausted T cells CD27 agonist has the potential to generate new populations of functional anti-tumor immune cells CD27 CD27+ naive T cell CD27+ NK cell Tumor cells Exhausted T cells with limited antigen recognition Anti-CD27 Agonist antibody CD27 T cell proliferation New population of T cells with expanded repertoire of antigen recognition Tumor cell destruction CD27 Antigen presenting cells CD27 Central Memory T cell population Antigen presentation Antigen presentation CD27+ naive T cell CD27 NK cell activation and cytokine signaling Secretion of Proinflammatory cytokines Tumor cell T cell activation and cytokine signaling Tumor cell Tumor Microenvironment Activates and induces the maturation and migration of naïve T cells Drives the diversification of the T cell repertoire Enhances NK cell activation Activates low affinity antigens © 2022, Kineta, Inc. All rights reserved Mechanisms of Cancer Immune Resistance Immuno-suppression Poor tumor immunogenicity Exhausted T cells

Lead anti-CD27 mAb demonstrates robust agonist activity on T and NK cells in in vitro studies Increases NK cell activation Increases T cell proliferation and activation T cell Proliferation IFNγ - Secretion TNFα - Secretion Kineta data on file CD69+ NK cells T cell NK cell NFKB induction NFKB induction

Lead anti-CD27 agonist mAb demonstrates single agent tumor growth inhibition (TGI) in preclinical models Kineta data on file Colorectal Cancer Model MC38 huCD27 KI mice Tumor Growth Inhibition Lead anti-CD27 mAb: 61% mMRK131A: 40% Monotherapy Days post implantation Tumor Volume (mm3)

Significant clinical and regulatory catalysts anticipated over the next 18 months Anticipated Milestones 2023 2024 2024 3Q 4Q 1Q 2Q 3Q 4Q KVA12123 Initial monotherapy safety data Initial monotherapy efficacy data Additional monotherapy safety and efficacy data Initial combination therapy data FDA end of Phase 1 meeting Initiate Phase 2 clinical study αCD27 mAb IND filing

Program Neuromuscular diseases-ALS Oncology Cystic fibrosis Partner Key deal terms Received $5M milestone payment in July 2023 Up to $255M in milestones Royalties on net sales Up to $96M in milestones Royalties on net sales Up to $965M in commercial only milestones Royalties on net sales Revenue share on sub-license payments ~$1.3 billion in potential milestone payments plus royalties on net sales License Agreements

Shawn Iadonato, PhD Chief Executive Officer Vinny Hayreh, MD VP Clinical Research Thierry Guillaudeux, PhD Chief Scientific Officer Jacques Bouchy EVP Investor Relations & Business Development Experienced leadership team Craig Philips President Keith Baker Chief Financial Officer Pauline Kenny General Counsel

KVA12123: VISTA blocking mAb to address immunosuppression in the TME Phase 1/2 clinical study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors Initial monotherapy data: cleared first 3 cohorts, no dose limiting toxicities, >90% VISTA receptor occupancy Preclinical Anti-CD27 agonist mAb to address exhausted T cells Cash runway into Q2 2025* 10.3 million outstanding shares (KA: Nasdaq) 4Q23: Initial monotherapy efficacy data 2Q24: Additional monotherapy safety and efficacy data 2Q24: Initial combination therapy data Innate Immunity Focused Pipeline Anticipated KVA12123 Catalysts Financial Position Kineta is developing next-generation immunotherapies that address cancer immune resistance ~$1.3 billion in potential milestone payments plus royalties on net sales Partnerships *includes $7.8M cash as of Q2 23, $3M registered direct closed 10/23, $5M Merck milestone payment received 7/23 and $22.5M PIPE financing expected to close 4/24

Developing next generation immunotherapies for cancer patients www.kinetabio.com